Exhibit 99.2

Supplemental Financial Information For the quarter ended June 30, 2024 August 7, 2024

Supplemental Financial Information August 7, 2024

Supplemental Financial Information August 7, 2024

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information August 7, 2024

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 7, 2024 owns 15 hotels comprised of 7,255 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information August 7, 2024

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information August 7, 2024

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, and management transition costs; pre-opening costs associated with extensive renovation projects such as the work being performed at The Confidante Miami Beach; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, we exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of our operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. We also exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information August 7, 2024

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 6

Supplemental Financial Information August 7, 2024

Comparable Consolidated Statements of Operations

Q2 2024 – Q3 2023, Trailing 12 Months

	Quarter Ended (1)				Trailing 12 Months (1)
(Unaudited and in thousands, except per share data)	June 30,	March 31,	December 31,	September 30,	Ended
	2024	2024	2023	2023	June 30, 2024
Revenues
Room	$153,790	$144,437	$135,551	$141,504	$575,282
Food and beverage	72,552	64,989	64,914	59,412	261,867
Other operating	25,339	21,277	21,196	23,894	91,706
Total revenues	251,681	230,703	221,661	224,810	928,855

Operating Expenses
Room	37,922	37,518	35,298	35,661	146,399
Food and beverage	48,312	46,368	45,952	44,564	185,196
Other expenses	88,490	87,896	84,965	86,763	348,114
Corporate overhead	8,168	7,518	7,421	7,127	30,234
Depreciation and amortization	31,112	31,063	31,158	31,157	124,490
Total operating expenses	214,004	210,363	204,794	205,272	834,433

Interest and other income	3,503	5,453	4,137	1,218	14,311
Interest expense	(12,693)	(11,010)	(16,768)	(11,894)	(52,365)
Income before income taxes	28,487	14,783	4,236	8,862	56,368
Income tax (provision) benefit, net	(255)	(93)	863	(602)	(87)
Net income	$28,232	$14,690	$5,099	$8,260	$56,281

Comparable Hotel Adjusted EBITDAre (2)	$77,322	$57,399	$55,578	$57,634	$247,933

Comparable Adjusted EBITDAre (3)	$75,651	$59,615	$54,951	$54,411	$244,628

Comparable Adjusted FFO attributable to common stockholders (4)	$58,754	$42,622	$39,255	$37,049	$177,680

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.29	$0.21	$0.19	$0.18	$0.88

*Footnotes on page 8

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information August 7, 2024

Comparable Consolidated Statements of Operations

Footnotes

(1)	Includes results for all 15 hotels owned by the Company as of June 30, 2024. Also includes prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024, adjusted for the Company's pro forma depreciation expense. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. Excludes results for the Boston Park Plaza sold in October 2023. Also excludes the gain on sale of assets, net, extinguishment of debt, and income tax related to hotels either sold or disposed of in prior years.
(2)	Comparable Hotel Adjusted EBITDAre reconciliation for the second quarter of 2024 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on August 7, 2024. Comparable Hotel Adjusted EBITDAre presented for the trailing 12 months ended June 30, 2024 includes all hotels owned by the Company as of June 30, 2024.
(3)	Comparable Adjusted EBITDAre reconciliation for the second quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for the second quarter of 2024 can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with repurchases of the Company's common stock totaling 0.4 million shares in the second quarter of 2024 and 1.6 million and 2.1 million shares in the third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information August 7, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q2 2024 – Q3 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands)	2024	2024	2023	2023	June 30, 2024

Net income	$26,142	$13,035	$126,985	$15,558	$181,720
Depreciation and amortization	31,112	29,040	29,135	33,188	122,475
Interest expense	12,693	11,010	16,768	11,894	52,365
Income tax provision (benefit), net	255	(855)	2,799	602	2,801
Gain on sale of assets, net	—	(457)	(123,820)	—	(124,277)
EBITDAre	70,202	51,773	51,867	61,242	235,084

Amortization of deferred stock compensation	3,181	2,770	2,512	2,511	10,974
Amortization of right-of-use assets and obligations	(107)	(11)	(20)	(13)	(151)
Amortization of contract intangibles, net	—	—	—	(19)	(19)
Gain on extinguishment of debt	(38)	(21)	(8)	(9)	(76)
Gain on insurance recoveries	(314)	—	—	—	(314)
Pre-opening costs	599	—	—	—	599
Property-level severance	—	—	297	—	297
Adjustments to EBITDAre, net	3,321	2,738	2,781	2,470	11,310

Adjusted EBITDAre	73,523	54,511	54,648	63,712	246,394
Sold hotel Adjusted EBITDAre (1)	—	—	(5,420)	(12,926)	(18,346)
Acquisition hotel Adjusted EBITDAre (2)	2,128	5,104	5,723	3,625	16,580

Comparable Adjusted EBITDAre	$75,651	$59,615	$54,951	$54,411	$244,628

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 7, 2024

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2024– Q3 2023, Trailing 12 Months

	Quarter Ended				Trailing 12 Months
	June 30,	March 31,	December 31,	September 30,	Ended
(In thousands, except per share data)	2024	2024	2023	2023	June 30, 2024

Net income	$26,142	$13,035	$126,985	$15,558	$181,720
Preferred stock dividends	(3,683)	(3,683)	(3,226)	(3,226)	(13,818)
Real estate depreciation and amortization	30,771	28,755	28,979	33,025	121,530
Gain on sale of assets, net	—	(457)	(123,820)	—	(124,277)
FFO attributable to common stockholders	53,230	37,650	28,918	45,357	165,155

Amortization of deferred stock compensation	3,181	2,770	2,512	2,511	10,974
Real estate amortization of right-of-use assets and obligations	(130)	(122)	(134)	(124)	(510)
Amortization of contract intangibles, net	287	231	105	84	707
Noncash interest on derivatives, net	(189)	(2,042)	3,600	(1,469)	(100)
Gain on extinguishment of debt	(38)	(21)	(8)	(9)	(76)
Gain on insurance recoveries	(314)	—	—	—	(314)
Pre-opening costs	599	—	—	—	599
Property-level severance	—	—	297	—	297
Income tax related to hotel disposition	—	(948)	3,662	—	2,714
Adjustments to FFO attributable to common stockholders, net	3,396	(132)	10,034	993	14,291

Adjusted FFO attributable to common stockholders	56,626	37,518	38,952	46,350	179,446
Sold hotel Adjusted FFO (1)	—	—	(5,420)	(12,926)	(18,346)
Acquisition hotel Adjusted FFO (2)	2,128	5,104	5,723	3,625	16,580

Comparable Adjusted FFO attributable to common stockholders	$58,754	$42,622	$39,255	$37,049	$177,680

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.29	$0.21	$0.19	$0.18	$0.88

Basic weighted average shares outstanding	202,758	202,631	203,612	205,570	203,643
Shares associated with unvested restricted stock awards	932	665	613	411	655
Diluted weighted average shares outstanding	203,690	203,296	204,225	205,981	204,298
Equity transactions (3)	(323)	(359)	(1,523)	(3,482)	(1,422)
Comparable diluted weighted average shares outstanding	203,367	202,937	202,702	202,499	202,876

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information August 7, 2024

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2024 – Q3 2023, Trailing 12 Months Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Boston Park Plaza sold in October 2023.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for the Hyatt Regency San Antonio Riverwalk acquired by the Company in April 2024.
(3)	Equity transactions represent repurchases of the Company’s common stock totaling 0.4 million in the second quarter of 2024 and 1.6 million and 2.1 million shares in the third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information August 7, 2024

CAPITALIZATION

CAPITALIZATION	Page 12

Supplemental Financial Information August 7, 2024

Comparative Capitalization
Q2 2024 – Q2 2023

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2024	2024	2023	2023	2023

Common Share Price & Dividends
At the end of the quarter	$10.46	$11.14	$10.73	$9.35	$10.12
High during quarter ended	$11.09	$11.38	$11.05	$10.50	$10.79
Low during quarter ended	$9.96	$10.42	$9.04	$8.67	$9.39
Common dividends per share	$0.09	$0.07	$0.13	$0.07	$0.05

Common Shares & Units
Common shares outstanding	203,390	203,674	203,480	205,623	207,185
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	203,390	203,674	203,480	205,623	207,185

Capitalization
Market value of common equity	$2,127,464	$2,268,933	$2,183,336	$1,922,578	$2,096,709
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	817,978	818,512	819,050	819,582	820,100
Total capitalization	$3,226,692	$3,368,695	$3,283,636	$3,023,410	$3,198,059

Total debt to total capitalization	25.4%	24.3%	24.9%	27.1%	25.6%
Total debt and preferred equity to total capitalization	34.1%	32.6%	33.5%	36.4%	34.4%

CAPITALIZATION	Page 13

Supplemental Financial Information August 7, 2024

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2024
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	$72,978
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000
Term Loan 3 (2)	Unsecured	6.78%	05/01/2026	225,000
Term Loan 1 (3)	Unsecured	5.27%	07/25/2027	175,000
Revolving Line of Credit	Unsecured	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	6.78%	01/25/2028	175,000

Total Debt				$817,978

Preferred Stock
Series G cumulative redeemable preferred (4)		1.621%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt and Preferred Statistics
			Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt			51.1%	63.6%
% Floating Rate Debt			48.9%	36.4%
Average Interest Rate			5.80%	5.57%
Weighted Average Maturity of Debt			2.5 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 3. By extending these loans, the Company's weighted average maturity of debt increases from 2.3 years to 2.5 years.
(2)	Interest rates on Term Loan 3 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The Company did not achieve its 2023 sustainability performance metric as specified in the Second Amended Credit Agreement, resulting in the pricing grid returning to its range of 135 to 220 basis points in May 2024, an increase of 0.02% from the previous year. The pricing grid is evaluated annually and is subject to the Company's ability to satisfy its sustainability metric. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock had an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort, resulting in cash dividends of $0.030365 per share declared for the last six months of 2023. During the first half of 2024, the dividend rate increased to the greater of 3.0% or the rate equal to the Montage Healdsburg’s annual net operating income yield on the Company’s total investment in the resort, resulting in cash dividends of $0.375 per share declared for the first six months of 2024. The total dividends declared during the last twelve months equate to an annual yield of 1.621%. In the second half of 2024, the dividend rate is expected to increase to the greater of 4.5% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 14

Supplemental Financial Information August 7, 2024

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 15

Supplemental Financial Information August 7, 2024

Hotel Information as of August 7, 2024

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	16%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	11%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	11%	Fee Simple	2005
5	Hyatt Regency San Antonio Riverwalk	Texas	Hyatt	630	9%	Fee Simple	2024
6	Wailea Beach Resort	Hawaii	Marriott	547	8%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	7%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
9	Marriott Long Beach Downtown	California	Marriott	376	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	287	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg (4)	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,255	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the applicable resort’s residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 16

Supplemental Financial Information August 7, 2024

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q2 2024/2023

	ADR			Occupancy				RevPAR			TRevPAR
Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Three Months Ended June 30,				For the Three Months Ended June 30,			For the Three Months Ended June 30,
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$282	$277	1.8%	86.7%	85.7%	100	bps	$244	$237	3.0%	$437	$435	0.6%
Hyatt Regency San Francisco	284	291	(2.4)%	76.7%	72.9%	380	bps	218	212	2.7%	290	317	(8.4)%
The Westin Washington, DC Downtown (1)	319	292	9.3%	76.8%	63.1%	1,370	bps	245	184	33.0%	386	272	41.9%
Renaissance Orlando at SeaWorld®	195	195	0.3%	67.8%	78.9%	(1,110)	bps	132	154	(13.8)%	300	345	(12.8)%
Hyatt Regency San Antonio Riverwalk	204	203	0.8%	76.7%	69.9%	680	bps	157	142	10.6%	264	220	20.2%
Wailea Beach Resort	668	682	(2.2)%	71.4%	75.2%	(380)	bps	477	513	(7.1)%	754	783	(3.6)%
JW Marriott New Orleans	249	258	(3.5)%	72.5%	75.7%	(320)	bps	181	195	(7.6)%	257	263	(2.4)%
Marriott Boston Long Wharf	406	405	0.1%	86.0%	79.7%	630	bps	349	323	8.0%	490	448	9.3%
Marriott Long Beach Downtown (1)	235	229	2.7%	49.5%	79.6%	(3,010)	bps	116	182	(36.1)%	158	233	(31.9)%
The Bidwell Marriott Portland	155	182	(14.6)%	70.6%	61.1%	950	bps	110	111	(1.3)%	150	153	(2.4)%
Hilton New Orleans St. Charles	180	188	(4.0)%	72.4%	77.5%	(510)	bps	131	145	(10.3)%	152	192	(21.1)%
Oceans Edge Resort & Marina	306	362	(15.4)%	82.2%	78.5%	370	bps	252	284	(11.5)%	438	466	(6.0)%
Montage Healdsburg	1,130	1,145	(1.2)%	59.2%	62.1%	(290)	bps	669	711	(5.9)%	1,275	1,296	(1.6)%
Four Seasons Resort Napa Valley	1,431	1,640	(12.8)%	62.6%	49.6%	1,300	bps	896	813	10.1%	1,715	1,398	22.7%

Comparable Portfolio, Excluding Renovation Hotel (2)	323	322	0.3%	75.0%	74.9%	10	bps	242	241	0.4%	396	388	2.0%

Add: Renovation Hotel (1)
The Confidante Miami Beach	—	264	(100.0)%	0.0%	63.2%	(6,320)	bps	—	167	(100.0)%	5	282	(98.2)%

Comparable Portfolio (3)	$323	$319	1.0%	72.1%	74.3%	(220)	bps	$233	$237	(2.0)%	$380	$383	(0.8)%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 17

Supplemental Financial Information August 7, 2024

Property-Level Operating Statistics

ADR, Occupancy, RevPAR and Total RevPAR (TRevPAR)

Q2 YTD 2024/2023

	ADR			Occupancy				RevPAR			TRevPAR
Hotels sorted by number of rooms	For the Six Months Ended June 30,			For the Six Months Ended June 30,				For the Six Months Ended June 30,			For the Six Months Ended June 30,
	2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023		2024	2023	2024 vs. 2023	2024	2023	2024 vs. 2023
Hilton San Diego Bayfront	$286	$281	1.7%	84.2%	84.3%	(10)	bps	$241	$237	1.6%	$433	$433	(0.2)%
Hyatt Regency San Francisco	303	307	(1.2)%	71.2%	69.5%	170	bps	216	213	1.3%	292	310	(5.9)%
The Westin Washington, DC Downtown (1)	294	272	8.1%	71.9%	55.4%	1,650	bps	211	151	40.3%	340	219	55.0%
Renaissance Orlando at SeaWorld®	214	208	2.9%	74.4%	81.1%	(670)	bps	159	169	(5.6)%	348	376	(7.3)%
Hyatt Regency San Antonio Riverwalk	206	207	(0.4)%	74.4%	72.4%	200	bps	153	150	2.3%	250	240	4.5%
Wailea Beach Resort	683	711	(3.9)%	76.2%	77.4%	(120)	bps	520	550	(5.4)%	780	817	(4.5)%
JW Marriott New Orleans	260	261	(0.4)%	70.4%	74.2%	(380)	bps	183	194	(5.5)%	255	265	(3.9)%
Marriott Boston Long Wharf	353	356	(0.7)%	76.8%	69.4%	740	bps	271	247	9.9%	388	349	11.0%
Marriott Long Beach Downtown (1)	231	234	(1.1)%	41.1%	76.9%	(3,580)	bps	95	180	(47.1)%	130	234	(44.8)%
The Bidwell Marriott Portland	150	172	(12.9)%	64.5%	55.9%	860	bps	97	96	0.5%	135	133	1.4%
Hilton New Orleans St. Charles	190	197	(3.5)%	76.2%	76.1%	10	bps	144	150	(3.4)%	168	184	(8.5)%
Oceans Edge Resort & Marina	363	416	(12.8)%	81.9%	78.6%	330	bps	297	327	(9.2)%	476	499	(4.6)%
Montage Healdsburg	1,030	1,062	(3.0)%	48.5%	52.6%	(410)	bps	500	559	(10.5)%	957	1,008	(5.1)%
Four Seasons Resort Napa Valley	1,305	1,539	(15.2)%	48.3%	40.0%	830	bps	630	615	2.4%	1,233	1,106	11.5%

Comparable Portfolio, Excluding Renovation Hotel (2)	319	321	(0.4)%	72.7%	72.5%	20	bps	232	233	(0.1)%	376	374	0.7%

Add: Renovation Hotel (1)
The Confidante Miami Beach	269	322	(16.3)%	22.3%	73.5%	(5,120)	bps	60	237	(74.6)%	73	380	(80.8)%

Comparable Portfolio (3)	$319	$321	(0.6)%	70.5%	72.6%	(210)	bps	$225	$233	(3.5)%	$363	$374	(2.9)%

*Footnotes on page 19

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 18

Supplemental Financial Information August 7, 2024

Property-Level Operating Statistics

Q2 and YTD 2024/2023 Footnotes

(1)	Operating statistics for the second quarter and first six months of 2024 are impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the fourth quarter of 2024. Operating statistics for the second quarter and first six months of 2023 are impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of June 30, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the second quarter and first six months of 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company’s results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of June 30, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 19

Supplemental Financial Information August 7, 2024

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 20

Supplemental Financial Information August 7, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2024/2023

Hotels sorted by number of rooms	For the Three Months Ended June 30,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$47,328	$14,971	31.6%	$47,061	$15,833	33.6%	(200)	bps
Hyatt Regency San Francisco	21,701	1,609	7.4%	23,693	4,749	20.0%	(1,260)	bps
The Westin Washington, DC Downtown (1)	28,340	11,506	40.6%	19,975	5,967	29.9%	1,070	bps
Renaissance Orlando at SeaWorld®	21,352	6,321	29.6%	24,497	8,328	34.0%	(440)	bps
Hyatt Regency San Antonio Riverwalk	15,152	6,743	44.5%	12,609	4,681	37.1%	740	bps
Wailea Beach Resort	37,544	13,548	36.1%	38,960	14,656	37.6%	(150)	bps
JW Marriott New Orleans	11,711	4,538	38.7%	11,993	5,270	43.9%	(520)	bps
Marriott Boston Long Wharf	18,498	7,948	43.0%	16,915	6,908	40.8%	220	bps
Marriott Long Beach Downtown (1)	5,421	(13)	(0.2)%	7,919	2,486	31.4%	(3,160)	bps
The Bidwell Marriott Portland	3,515	749	21.3%	3,599	876	24.3%	(300)	bps
Hilton New Orleans St. Charles	3,479	1,132	32.5%	4,413	1,981	44.9%	(1,240)	bps
Oceans Edge Resort & Marina	6,976	2,304	33.0%	7,424	2,789	37.6%	(460)	bps
Montage Healdsburg	15,709	4,177	26.6%	15,335	3,365	21.9%	470	bps
Four Seasons Resort Napa Valley	14,823	2,272	15.3%	12,083	1,830	15.1%	20	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	251,549	77,805	30.9%	246,476	79,719	32.3%	(140)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	132	(483)	(365.9)%	8,705	1,420	16.3%	(38,220)	bps

Comparable Portfolio (3)	251,681	77,322	30.7%	255,181	81,139	31.8%	(110)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	(4,200)	(2,128)	N/A	(12,609)	(4,681)	37.1%	N/A

Add: Sold Hotel (5)	—	—	N/A	33,522	12,675	37.8%	N/A

Actual Portfolio (6)	$247,481	$75,194	30.4%	$276,094	$89,133	32.3%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 21

Supplemental Financial Information August 7, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2024/2023

Hotels sorted by number of rooms	For the Six Months Ended June 30,
	2024			2023
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$93,716	$29,285	31.2%	$93,362	$30,872	33.1%	(190)	bps
Hyatt Regency San Francisco	43,627	4,228	9.7%	46,096	8,423	18.3%	(860)	bps
The Westin Washington, DC Downtown (1)	49,923	16,191	32.4%	32,030	6,573	20.5%	1,190	bps
Renaissance Orlando at SeaWorld®	49,492	16,448	33.2%	53,120	19,421	36.6%	(340)	bps
Hyatt Regency San Antonio Riverwalk	28,689	11,847	41.3%	27,314	10,920	40.0%	130	bps
Wailea Beach Resort	77,677	29,104	37.5%	80,876	31,456	38.9%	(140)	bps
JW Marriott New Orleans	23,243	8,968	38.6%	24,046	10,745	44.7%	(610)	bps
Marriott Boston Long Wharf	29,277	9,630	32.9%	26,224	7,954	30.3%	260	bps
Marriott Long Beach Downtown (1)	8,842	(2,031)	(23.0)%	15,873	4,997	31.5%	(5,450)	bps
The Bidwell Marriott Portland	6,332	953	15.1%	6,212	1,044	16.8%	(170)	bps
Hilton New Orleans St. Charles	7,706	2,741	35.6%	8,373	3,502	41.8%	(620)	bps
Oceans Edge Resort & Marina	15,150	5,910	39.0%	15,801	6,767	42.8%	(380)	bps
Montage Healdsburg	23,252	2,598	11.2%	23,719	2,055	8.7%	250	bps
Four Seasons Resort Napa Valley	21,311	(430)	(2.0)%	18,939	(28)	(0.1)%	(190)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	478,237	135,442	28.3%	471,985	144,701	30.7%	(240)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,147	(721)	(17.4)%	23,286	7,087	30.4%	(4,780)	bps

Comparable Portfolio (3)	482,384	134,721	27.9%	495,271	151,788	30.6%	(270)	bps

Less: Prior Ownership (4)
Hyatt Regency San Antonio Riverwalk	(17,737)	(7,232)	N/A	(27,314)	(10,920)	40.0%	N/A

Add: Sold Hotel (5)	—	—	N/A	51,562	13,678	26.5%	N/A

Actual Portfolio (6)	$464,647	$127,489	27.4%	$519,519	$154,546	29.7%	N/A

*Footnotes on page 23

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 22

Supplemental Financial Information August 7, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 and YTD 2024/2023 Footnotes

(1)	Hotel Adjusted EBITDAre for the second quarter and first six months of 2024 is impacted by renovation activity at Marriott Long Beach Downtown and The Confidante Miami Beach. In March 2024, operations at The Confidante Miami Beach were temporarily suspended to allow for extensive renovation work to be performed. The Company expects the resort to resume operations as Andaz Miami Beach in the fourth quarter of 2024. Adjusted EBITDAre for the second quarter and first six months of 2023 is impacted by renovation activity at The Westin Washington, DC Downtown.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of June 30, 2024, with the exception of The Confidante Miami Beach due to its renovation activity during the second quarter and first six months of 2024. Amounts included in this presentation for the Hyatt Regency San Antonio Riverwalk, acquired by the Company in April 2024, include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of the Hyatt Regency San Antonio Riverwalk during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of June 30, 2024, and includes prior ownership information for the Hyatt Regency San Antonio Riverwalk as discussed in Note 2.
(4)	Prior Ownership includes results for the Hyatt Regency San Antonio Riverwalk prior to the Company’s acquisition of the hotel in April 2024 as discussed in Note 2.
(5)	Sold Hotel includes the Boston Park Plaza sold in October 2023.
(6)	Actual Portfolio includes results for the 15 hotels owned by the Company during the second quarters and first six months of 2024 and 2023.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 23